Exhibit 10.18

Confidential treatment requested by Roth CH Acquisition V Co. ("ROCL"). [***] Information has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Certain identified information has been excluded because it is not material and is of the type ROCL treats as private or confidential.

[***************************************************************************** ****************************************************************************** ****************************************************************************** ****************************************************************************** ****************************************************************************** ****************************************************************************** ****************************************************************************** ******************************************************************************]

[*************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** ****************************************************************************

**************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** **************************************************************************** ***************************************************************************]